UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2024

PMV Consumer Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39534	84-5174573
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

249 Royal Palm Way, Suite 503 Palm Beach, FL	33480
(Address of principal executive offices)	(Zip Code)

(561) 318-3766

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PMVC	N/A
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $503.61 per share	PMVC WS	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On April 30, 2024, PMV Consumer Acquisition Corp., a Delaware company (the “Company”), filed a Certificate of Amendment (the “Amendment”) to the Second Amended and Restated Certificate of Incorporation of the Company (the “Charter”) with the Secretary of State of the State of Delaware to effect a reduction in the total number of shares of all classes of capital stock which the Company has authority to issue.

Prior to the Amendment, the total number of shares of all classes of capital stock which the Company had authority to issue was 55,000,000, of which 35,000,000 shares were Common Stock of the par value of $.0001 per share, consisting of (a) 25,000,000 shares of Class A Common Stock and ((b) 10,000,000 shares of Class B Common Stock, and 20,000,000 shares were Preferred Stock of the par value of $.0001 per share.

Following the Amendment, the total number of shares of all classes of capital stock which the Company shall have authority to issue is 1,260,000 shares, of which 800,000 shares shall be Common Stock of the par value of $.0001 per share, consisting of (a) 570,000 shares of Class A Common Stock and (b) 230,000 shares of Class B Common Stock, and 460,000 shares shall be Preferred Stock of the par value of $.0001 per share.

The foregoing description of the Amendment set forth above does not purport to be complete and is qualified in its entirety by reference to the Amendment. A copy of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Company, having determined it advisable and in the best interests of the Company, recommended, and the Company’s sole shareholder approved, an amendment to the Charter to (i) reduce the number of authorized shares of Class A Common Stock of the Company from 25,000,000 shares to 570,000 shares, (ii) reduce the number of authorized shares of Class B Common Stock of the Company from 10,000,000 shares to 230,000 shares, and (iii) reduce the number of authorized shares of Preferred Stock of the Company from 20,000,000 shares to 460,000 shares.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of PMV Consumer Acquisition Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2024	PMV CONSUMER ACQUISITION CORP.

	By:	/s/ Timothy J. Foufas
	Name:	Timothy J. Foufas
	Title:	Co-President and Secretary

2